UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 6, 2016

Axovant Sciences Ltd.
(Exact name of registrant as specified in its charter)

Bermuda	001-37418	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

Clarendon House - 2 Church Street Hamilton HM 11 Bermuda	Not Applicable
(Address of principal executive office)	(Zip Code)

Registrant’s telephone number, including area code:  +1 (441) 824-8100

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On June 6, 2016, , Axovant Sciences Ltd. (the “Registrant”) issued a press release announcing its financial results for three months and year ended March 31, 2016. A copy of this press release is furnished herewith as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

In accordance with General Instruction B.2. of Form 8-K, the information in this Item 2.02, and Exhibit 99.1 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any of the Registrant’s filings under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, regardless of any incorporation language in such a filing, except as expressly set forth by specific reference in such a filing.

Item 9.01   Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release of Axovant Sciences Ltd., dated June 6, 2016, “Axovant Sciences Announces 2015 Fiscal Year-End Financial Results and Corporate Updates ”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Axovant Sciences Ltd.

Date:	By:	/s/ Gregory Weinhoff
June 6, 2016	Name:	Gregory Weinhoff
	Title:	Principal Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press Release of Axovant Sciences Ltd., dated June 6, 2016, “Axovant Sciences Announces 2015 Fiscal Year-End Financial Results and Corporate Updates”